EXHIBIT 32(B)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Murray United Development Corp. on Form 10-KSB for the period ending July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Anthony Campo, Chairman of the Board and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ` 1350, as adopted pursuant to `906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  October 25, 2005              / s / Anthony Campo

                                           ANTHONY CAMPO,
                                           Chairman of the Board and
                                           Chief Financial or Accounting Officer